
UNITRIN

THE DIXIE GROUP

Exhibit 99.1

August 2013 Investor Presentation

Contact:
Jon Faulkner
CFO
The Dixie Group

Phone: 706-876-5814

jon.faulkner@dixiegroup.com

Cautionary Statements Regarding Forward-Looking Statements and Sources of Information

The Dixie Group, Inc.

THE DIXIE GROUP

- Certain of the statements included in this presentation constitute forward-looking statements. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon the Company. Words such as "expect," "predict," "believe," "estimate," "project," "intend," "should," "will," "shall," or variations of such words are generally part of forward-looking statements. Examples of forward-looking statements include expectations about the Company's future financial performance, the Company's strategy and future conditions in the industry and the general economy. There can be no assurance that future developments affecting the Company will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: levels of demand for the Company's products, raw material and transportation costs related to petroleum prices, the cost and availability of capital, general economic and competitive conditions related to the Company's business, and the availability and price of energy. The Company does not intend and is under no obligation, to update any particular forward-looking statement included in this presentation. See the Company's filings with the Securities and Exchange Commission, including the "Risk Factors" section included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for discussion of certain risks relating to the Company's businesses and investment in its securities.

- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Transitioned from textiles to floorcovering in 1990's – now 100% floorcovering
- Refined focus on upper-end markets in 2004
- For over 90 years we have focused on specialized products
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- Commitment to brands in the upper-end market with strong growth potential
- Diversified between Commercial and Residential markets
- Diversified customer base
  - Top 10 carpet customers
    - 17% of sales
  - Top 20 carpet customers
    - 20% of sales

New and Existing Home Sales
Seasonally Adjusted Annual Rate



New 1,000
Existing 1,000
600
550
500
450
400
350
300
250
5,500
5,000
4,500
4,000
3,500
3,000
Jan '10
July
Jan '11
July
Jan '12
July
Jan '13

New and existing home sales:

- **"Americans snapped up new homes in June at the fastest pace in five years, a sign the housing recovery is strengthening."**

The Associated Press

July 24, 2013

- **"Affordability conditions remain favorable in most of the country, and we're still dealing with a large pent-up demand"**

Lawrence Yun,

Chief Economist
National Association of Realtors
July 22, 2013

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).

Residential Remodeling

Harvard Study Leading Indicator of Remodeling Activity

THE DIXIE GROUP

Millions of dollars

Steady recovery in 2009 through 2012 with predicted similar pattern for 2013

TTM rate of change



Projected 2013 activity
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
2001:Q4
2002:Q2
2002:Q4
2003:Q2
2003:Q4
2004:Q2
2004:Q4
2005:Q2
2005:Q4
2006:Q2
2006:Q4
2007:Q2
2007:Q4
2008:Q2
2008:Q4
2009:Q2
2009:Q4
2010:Q2
2010:Q4
2011:Q2
2011:Q4
2012:Q2
2012:Q4
2013:Q2 (p)
2013:Q4 (p)
Four-Quarter Moving Total in Billions
Four-Quarter Moving Rate of Change

The Industry versus GDP

THE DIXIE GROUP


Value of U.S. Carpet & Rug Shipments versus U.S. GDP
1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013
US Carpet & Rug Shipments in millions of current dollars
US GDP in billions of current dollars

2013

- **We are seeing a rebound in the relationship between carpet and rug shipments and GDP**
- **We believe that the 2013 will be the year we start to see housing outpace GDP growth as it catches up to household formation**

Residential and Commercial
Fixed Investment

THE DIXIE GROUP



Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013 Q1
Residential Fixed Investment % of GDP
Residential 44 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 44 Yr Average

Rebound in residential activity

Rebound in commercial activity

Year to date 2013 shows stronger growth;

Expect this growth to continue as the year progresses

Consumer Sentiment
Conference Board

THE DIXIE GROUP



Conference Board Consumer Confidence Survey
120
100
80
60
40
20
0
2010 Aug.
2010Sep.
2010 Oct.
2010 Nov.*
2010 Dec.
2011Jan.
2011Feb.
2011Mar.
2011Apr.
2011May
2011June
2011July
2011Aug.
2011Sep.
2011Oct.
2011Nov.
2011Dec.
2012Jan.
2012Feb.
2012Mar.
2012Apr.
2012May
2012June
2012July
2012Aug.
2012Sep.
2012Oct.
2012Nov.
2012Dec.
2013Jan.
2013Feb.
2013Mar.
2013Apr.
2013May(r)
2013June(p)
Household Income $50,000 and over

July 2013:

- **"Consumer spending is maintaining momentum as consumer confidence gains some strength. Job growth has bolstered confidence and wage growth has begun a modest upward trend."**
- **"That said, having spent the past few years paying off debt, consumers can finally put into play some long delayed replacement purchasing."**

Lynn Franco, Director of The Conference Board Consumer Research Center.

1966 = 100

The Stock Market

THE DIXIE GROUP



S&P 500
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
1/3/2007
7/3/2007
1/3/2008
7/3/2008
1/3/2009
7/3/2009
1/3/2010
7/3/2010
1/3/2011
7/3/2011
1/3/2012
7/3/2012
1/3/2013
7/3/2013

July 2013

- **The stock market has rebounded to pre-recession levels**
- **2013 is positive but still subject to macro events:**
  - **Europe,**
  - **US Fiscal Issues,**
  - **China,**
  - **Middle East**

The Industry as compared to The Dixie Group

THE DIXIE GROUP



Value of U.S. Carpet & Rug Mill Shipments
($ 000's)
Carpet Sales of The Dixie Group from 2003 through Q2 2013
Since 2009, Dixie is up 48% and the industry up 9%
Note: 2011 adjusted for 53 weeks
Single year dips in shipments during recessionary times
Multi-year decline in this downturn
Beginning of recovery
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
2013

Source: U.S. Bureau of Economic Analysis and Company estimates

2012 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet Leaders	Dollars in Millions	% Total	
Shaw (Berkshire Hathaway)	$ 2,996	38.7%	Residential & Commercial
Mohawk (MHK)	$ 1,869	24.2%	Residential & Commercial
Beaulieu (Private)	$ 625	8.1%	Residential & Commercial
Interface (TILE)	$ 421	5.4%	Commercial Only
Engineered Floors (Private)	$ 285	3.7%	Residential Only
Dixie (DXYN)	$ 266	3.4%	Residential & Commercial
Other	$ 1,317	16.5%	Residential & Commercial
Market	$ 7,656	100.0%	

Source: Floor Focus – includes carpet as broadloom and modular tile, excludes rug sales

Dixie versus the Industry

THE DIXIE GROUP

Dixie 2013 Q2 TTM Market



High-End Commercial 25%
High-End Residential 75%

U.S. 2013 Q2 TTM Carpet Market

Sales $7.7 Billion



Commercial 43%
Residential 57%

Source: Floor Focus – Broadloom & Carpet Tile

Carpet Dollar Sales
Indexed to 2009

THE DIXIE GROUP


1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Dixie
Market

Carpet Unit Sales
Indexed to 2009

THE DIXIE GROUP



2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012
Q3 2012
Q1 2013
Dixie Total Index to 2009 Total Units - Dixie
Market Total Index to 2009 Total Units - Market

Industry Positioning
The Dixie Group

THE DIXIE GROUP



- Strategically our residential and commercial businesses are driven by our relationship to the upper end consumer and the design community
- This leads us to:
  - Have a sales force that is attuned to design and customer solutions
  - Be a "product driven company" with emphasis on the most beautiful and up to date styling and design
  - Be quality focused with the reputation for building excellent products and standing behind what we make
  - And, unlike much of the industry, not manufacturing driven

Residential Market Positioning
The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
ESTIMATED DATA
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2012 $'s)
35% Market Share
Masland
Dixie Home
Fabrica
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
$0
$8
INDUSTRY
AVERAGE
$14
$21
$28
$35
$42
$49
PRICE/ SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP



Sales by Brand for TTM Q2 2013



Fabrica, 19%
Masland, 38%
Dixie Home, 43%

Dixie Group High-End Residential Sales
All Brands

THE DIXIE GROUP




Sales by Channel for TTM Q2 2013
Commercial, 2%
Other, 0.8%
Distributor, 0.2%
Specialty – OEM, 1%
Builder, 3%
National Retailers, 1%
Mass Merchant, 15%
Designer, 18%
Retailer, 59%

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie provides a “full line” to retailers
  - Sells Specialty and Mass Merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft® Fiber Technology
  - Stainmaster® SolarMax® Fiber Technology
  - Durasilk Polyester

Masland CARPETS & RUGS

THE DIXIE GROUP



- Leading high-end brand with reputation for innovative styling, design and color
- High-end retail / designer driven
  - Approximately 30% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiative
  - Stainmaster® TruSoft ® Fiber Technology
  - Wool products in both tufted and woven constructions



- Premium high-end brand
  - "Quality without Compromise"
- Designer focused
  - Approximately 40% of sales directly involve a designer
- Hand crafted and imported rugs
- Growth initiatives
  - Stainmaster® TruSoft® Fiber Technology
  - Fabrica Permaset dyeing process "unlimited color selection in wool"

FABRICA
FINE CARPET & RUGS

"Manufacturing excellence"

THE DIXIE GROUP





FABRICA
FINE CARPET & RUGS

"Quality without compromise!"

THE DIXIE GROUP





FABRICA
FINE CARPET & RUGS

"Results in beauty on the floor!"

THE DIXIE GROUP





FABRICA
FINE CARPET & RUGS

"... and more beauty !"

THE DIXIE GROUP





Commercial Market Positioning
The Dixie Group

THE DIXIE GROUP



- We focus on the "high end specified soft floorcovering contract market"
- We have positioned our brands to serve this market through:
  - Our Masland Contract division
    - Broad product line for diverse commercial markets through a direct sales model
  - Our Avant division
    - Corporate focus using a multi-line sales agent based model
  - Our Masland Residential sales force
    - Sells "main street commercial" through retailers

Masland contract

THE DIXIE GROUP





- Premium brand in the specified commercial marketplace
  - Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets
- Designer focused
- Strong national account base
  - Nordstrom's, Target, Delta Air Lines, AECOM, Club Corp
- Growth initiative
  - SPEAK modular carpet tile and FIT office remodel collections
  - End User Channel

Masland contract

THE DIXIE GROUP





Sales by Channel for TTM Q2 2013



Other, 9%
Health Care, 4%
Gov't, 1%
Store Planning, 15%
Hospitality, 23%
Corporate, 46%
Education, 2%

Channels: Interior Design Specifier and Commercial End User



- Avant is our newest division
- Dedicated to servicing the designer through the multi-line interior finishes sales agent
- Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings

Dixie Group Sales
$ in millions

THE DIXIE GROUP



$331
$321
$283
$203
$231
$270
$266
$318
350
300
250
200
150
100
50
-
17
16
11
6
6
7
8
12
314
305
272
199
225
263
258
306
2006
2007
2008
2009
2010
2011
2012
2013
Annualized
Carpet Sales
Processing Sales

Sales & Operating Income
$ in millions

THE DIXIE GROUP

	Y 2007	Y 2008	Y 2009	Y 2010	Y 2011	Y 2012	YTD2013
Net Sales	320.8	282.7	203.5	231.3	270.1	266.4	159.1
Net Income (Loss)	6.2	(31.5)	(42.2)	(4.7)	1.0	(0.9)	2.3
Non-GAAP Adjusted Op. Income	16.7	1.5	(8.4)	(1.0)	5.1	3.2	6.3
Non-GAAP Adjusted EBITDA	29.6	15.2	5.1	10.6	14.8	12.6	11.3

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Net Sales	62.9	66.6	65.8	71.1	75.4	83.6
Net Income (Loss)	(0.2)	(0.4)	0.1	(0.4)	0.6	1.6
Non-GAAP Adjusted Op. Income	0.8	0.4	1.1	0.9	2.5	3.8
Non-GAAP Adjusted EBITDA	3.2	2.7	3.5	3.2	5.0	6.3

In 2013 our key objectives are:

- Introduction of our SPEAK modular carpet tile and FIT office remodel collections
- Expansion of our Stainmaster® TruSoft® and SolarMax® residential products
- Expansion of our wool "permaset" dyeing process for color flexibility
- Integration of our Robertex wool, Crown rug and Colormaster dye operations
- Expansion of our Eton carpet tufting and Roanoke yarn operations

Note: Non-GAAP reconciliation starting on slide 33

Current Business Conditions

THE DIXIE GROUP

Second quarter 2013 activity:

- The residential floorcovering market strengthened throughout the quarter. The market is growing due to an improving housing sector.
- Residentially we have momentum in our Stainmaster® TruSoft®, Stainmaster® SolarMax® and wool product offerings and an expanded sales force as we focus on gaining retailer space.
- Commercially our sales force has been re-aligned with expanded coverage and focus. We are pleased with the our new SPEAK high performance modular carpet tile and FIT office remodel collections.
- Operational improvements include:
  - Expanding our yarn capacity by 13% in 2013
  - Expanding our Eton tufting operation to more product categories
  - Integrating our Colormaster dye line for lower cost
  - Integrating our Robertex wool operation for more product diversity

Outlook for 2013

THE DIXIE GROUP

We believe that:

- The residential housing & commercial end use markets are gaining momentum and our upper-end customer is more confident.
- We have positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - New Stainmaster® SolarMax® and TruSoft ® products
  - New modular tile SPEAK and FIT office remodel collections
- Our investments, such as the Colormaster continuous dyeing, machine tufted rugs, Robertex wool operation and additional yarn processing capacity, will allow us to continue above industry average growth.

Our results to date in 2013:

- Sales for the 1st quarter were up 20% and the 2nd quarter were up 26%. Our experience in the 3rd quarter reflects a strengthening market as sales and orders are more than 30% ahead of this same time period last year.



FABRICA
FINE CARPET & RUGS

Masland
CARPETS & RUGS

DIXIE
HOME



THE DIXIE GROUP



AVANT
contract

Masland
contract



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 2)

The Company defines Adjusted EBIT as net income plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 5)

Use of Non-GAAP Financial Information:

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Operating income (loss)	620	(40)	820	415	1,677	3,271
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-
Plus: Manufacturing expansion & integration costs	148	399	307	530	794	516
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ 768	$ 359	$ 1,127	$ 945	$ 2,471	$ 3,787

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Net income (loss) as reported	(181)	(433)	102	(415)	636	1,645
Less: Income (loss) from discontinued, net tax	(77)	(29)	(167)	(2)	(15)	(32)
Plus: Taxes	(5)	(303)	(41)	(52)	23	620
Plus: Interest	726	762	781	877	995	869
Non-GAAP Adjusted EBIT (Note 3)	$ 617	$ 55	$ 1,009	$ 412	$ 1,669	$ 3,166

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669	3,166
Plus: Depreciation and amortization	2,402	2,379	2,355	2,259	2,513	2,559
Plus: Facility consolidation and severance expenses	-	-	-	-	-	-
Plus: Impairment of assets	-	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-	-
Plus: Manufacturing expansion & integration costs	148	399	307	530	794	516
Plus: Other (income) expense - net	3	(95)	(189)	3	8	105
Non-GAAP Adjusted EBITDA (Note 4)	$ 3,170	$ 2,738	$ 3,482	$ 3,204	$ 4,984	$ 6,346

Use of Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss) - Note 2

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	5,668	1,815	4,948
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Manufacturing expansion & integration costs	-	-	-	-	-	1,383	1,310
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 5,105	$ 3,198	$ 6,258

Adjusted Earnings before Interest and Taxes (EBIT) - Note 3

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	2,281
Less: Income (loss) from discontinued operations, net of	(521)	(313)	(382)	(281)	(286)	(275)	(47)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	684	(401)	643
Plus: Interest	6,347	5,965	5,521	4,124	3,470	3,146	1,864
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 5,426	$ 2,093	$ 4,835

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) - Note 4

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	5,426	2,093	4,835
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,649	9,396	5,072
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	(563)	-	-
Plus: Impairment of assets	-	4,478	1,459	-	-	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-	-	-
Plus: Manufacturing Realignment & Colormaster startup	-	-	-	-	-	1,383	1,310
Plus: Other (income) expense - net	(94)	(326)	(181)	282	242	(278)	113
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,560	$ 14,754	$ 12,594	$11,330

Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

Free Cash Flow (FCF) - Note 5 ($ in thousands)	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Non-GAAP Adjusted EBIT (from above)	617	55	1,009	412	1,669	3,166
Times: 1 - Tax Rate = EBIAT	401	36	656	268	1,085	2,058
Plus: Depreciation and Amortization	2,402	2,379	2,355	2,259	2,513	2,559
Plus: Non Cash Impairment of Assets and Goodwill	-	-	-	-	-	-
Minus: Net change in Working Capital	5,431	4,250	812	48	2,923	8,851
Non-GAAP Cash from Operations	(2,628)	(1,835)	2,199	2,479	675	(4,234)
Minus: Capital Expenditures net of Asset Sales	1,132	557	298	2,065	2,580	3,441
Minus: Business / Capital acquistions				9,142	-	-
Non-GAAP Free Cash Flow (Note 5)	(3,760)	(2,392)	1,901	(8,728)	(1,905)	(7,675)
Current Assets	106,235	111,395	111,841	115,055	122,065	132,985
Current Liabilities	34,387	35,297	34,931	38,097	42,184	44,253
Net Working Capital	71,848	76,098	76,910	76,958	79,881	88,732
Change in Net Working Capital	5,431	4,250	812	48	2,923	8,851

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.